UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2013

UNITED COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Indiana	333-172827	80-0694246
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

92 Walnut Street, Lawrenceburg, Indiana		47025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (812) 537-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On January 9, 2013, United Community MHC (the “MHC”) completed its conversion from a mutual holding company to a stock holding company (the “Conversion”) and United Community Bancorp, an Indiana corporation (the “Company”), completed its stock offering conducted in connection with the Conversion, all pursuant to a Plan of Conversion and Reorganization (the “Plan”). Upon completion of the Conversion, the Company became the holding company for United Community Bank (the “Bank”) and acquired ownership of all the issued and outstanding capital stock of the Bank. In connection with the Conversion, 3,060,058 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) were sold in a subscription and community offering (the “Offering”) to certain depositors of the Bank and other investors at a price of $8.00 per share, for aggregate gross proceeds of approximately $24.5 million. In addition and in accordance with the Plan, approximately 2,089,939 additional shares of Common Stock (without taking into consideration cash paid in lieu of fractional shares) were issued to the public shareholders (i.e., shareholders other than the MHC) of United Community Bancorp (“United Community Bancorp-Federal”), the former federally-chartered mid-tier holding company for the Bank, as of the closing date of the Conversion in exchange for their outstanding shares of common stock of United Community Bancorp-Federal. Each such share of common stock of United Community Bancorp-Federal was converted into the right to receive 0.6573 share of Common Stock.

The Common Stock issued in the Offering and the Conversion was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-1 (File No. 333-172827) filed initially with the Securities and Exchange Commission (“SEC”) on March 15, 2011, as amended, and declared effective by the SEC on November 9, 2012 (“Form S-1”).

The Common Stock is deemed registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to subsection (a) of Rule 12g-3 promulgated under the Exchange Act as a result of the Company becoming the successor issuer to United Community Bancorp-Federal in connection with the Conversion. The description of the Common Stock set forth under the heading “Description of New United Community Bancorp Capital Stock” in the prospectus included in the Form S-1 is incorporated herein by reference.

For additional information, reference is made to the Company’s press release, dated January 9, 2013, included as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release dated January 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED COMMUNITY BANCORP

Date: January 9, 2013	By:	/s/ William F. Ritzmann
William F. Ritzmann
President and Chief Executive Officer